EXHIBIT 24
STATE OF ALABAMA                    )
COUNTY OF WINSTON                   )


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. on Form S-8 relating to the Stock Option Plan for Conversion of Belmont Homes, Inc. Stock Options, and a registration statement of Cavalier Homes, Inc. on Form S-3 relating to the warrant issued to The Suddath Companies, including all amendments to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
                  Dated as of this 30th day of January, 1998.



                                       /s/ David A. Roberson
                                          David A. Roberson

STATE OF ALABAMA                    )
COUNTY OF WINSTON                   )


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. on Form S-8 relating to the Stock Option Plan for Conversion of Belmont Homes, Inc. Stock Options, and a registration statement of Cavalier Homes, Inc. on Form S-3 relating to the warrant issued to The Suddath Companies, including all amendments to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
                  Dated as of this 30th day of January, 1998.


                                           /s/ Michael R. Murphy
                                               Michael R. Murphy

STATE OF TEXAS                      )
COUNTY OF WICHITA                   )


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. on Form S-8 relating to the Stock Option Plan for Conversion of Belmont Homes, Inc. Stock Options, and a registration statement of Cavalier Homes, Inc. on Form S-3 relating to the warrant issued to The Suddath Companies, including all amendments to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 30th day of January, 1998.


                                       /s/ Barry B. Donnell
                                           Barry B. Donnell

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. on Form S-8 relating to the Stock Option Plan for Conversion of Belmont Homes, Inc. Stock Options, and a registration statement of Cavalier Homes, Inc. on Form S-3 relating to the warrant issued to The Suddath Companies, including all amendments to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
                  Dated as of this 30th day of January, 1998.



                                   /s/ Thomas A. Broughton, III
                                       Thomas A. Broughton, III

STATE OF ALABAMA                    )
COUNTY OF WINSTON                   )


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. on Form S-8 relating to the Stock Option Plan for Conversion of Belmont Homes, Inc. Stock Options, and a registration statement of Cavalier Homes, Inc. on Form S-3 relating to the warrant issued to The Suddath Companies, including all amendments to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
                  Dated as of this 30th day of January, 1998.



                                          /s/ John W Lowe
                                              John W Lowe

STATE OF TEXAS                      )
COUNTY OF DALLAS                    )


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. on Form S-8 relating to the Stock Option Plan for Conversion of Belmont Homes, Inc. Stock Options, and a registration statement of Cavalier Homes, Inc. on Form S-3 relating to the warrant issued to The Suddath Companies, including all amendments to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
                  Dated as of this 30th day of January, 1998.



                                        /s/ Lee Roy Jordan
                                            Lee Roy Jordan

STATE OF ALABAMA                    )
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. on Form S-8 relating to the Stock Option Plan for Conversion of Belmont Homes, Inc. Stock Options, and a registration statement of Cavalier Homes, Inc. on Form S-3 relating to the warrant issued to The Suddath Companies, including all amendments to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
                  Dated as of this 30th day of January, 1998.



                                        /s/ Gerald W. Moore
                                            Gerald W. Moore